March 17, 2003


Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

                         Re:      The Gabelli Convertible and Income
                                  Securities Fund Inc. (811-05715)
                                  Investment Company Act Rule 23c-2 Notification
                                  ----------------------------------------------

Dear Sir or Madam:

         In accordance with Rule 23c-2 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is hereby providing notice of its intention to call or redeem all or a portion of its Series B 6.00% Cumulative Preferred Stock, par value $.001 per share (the "Series B Preferred"), on the date determined in accordance with the mandatory redemption provisions of
Article II paragraph 3 of the Articles Supplementary creating and fixing the rights of the Series B Preferred (the "Articles Supplementary").

         The date on which any Series B Preferred shares will be mandatorily called or redeemed pursuant to Article II paragraph 3 of the Articles Supplementary will be no more than 30 days after a failure by the Fund to maintain the asset coverage required of it under the 1940 Act or meet the basic asset maintenance amount tests required of it by the rating agencies that rate the Fund's preferred stock at its request (each a "Coverage Test" and collectively the "Coverage Tests") that was not cured on or prior to the applicable cure date (a "Coverage Test Failure").

         The amount of Series B Preferred to be called or redeemed upon the occurrence of a Coverage Test Failure will be an amount determined by the Fund's Board of Directors that is (when aggregated with any other preferred stock of the Fund then being called or redeemed) the lesser of (i) the minimum amount of preferred stock, including the Series B Preferred, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant cure date, would result in the Fund meeting each applicable Coverage Test or (ii) the maximum amount of preferred stock, including the Series B Preferred, that can be redeemed out of the Fund's available funds.

         In addition, in the event of a Coverage Test Failure the Fund may, but is not obligated to, mandatorily call or redeem pursuant to Article II paragraph 3 of the Articles Supplementary an additional amount of preferred stock, including the Series B Preferred, in order that immediately following such redemption the Fund would have asset coverage with respect to its remaining preferred stock outstanding of 220% asset coverage under the 1940 Act and 110% of the asset maintenance amount required under any other Coverage Test.

         In the event that less than all of the Series B Preferred shares then outstanding are to be called or redeemed in connection with a Coverage Test Failure by the Fund, the Series B Preferred shares to be so called or redeemed will be selected proportionally from among the holders of Series B Preferred shares on the basis of shares held, by lot or by such other method as the Fund shall deem fair and equitable.

                                          Very truly yours,

                                          THE GABELLI CONVERTIBLE AND INCOME
                                            SECURITIES FUND INC.


                                          By: /s/ Bruce N. Alpert
                                             -----------------------------------
                                          Name:  Bruce N. Alpert
                                          Title: President